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                                                      Exhibit 10.29



          List of Contents of Exhibits to the Renewal Rights Agreement



       Exhibits                          Description
       --------                          -----------

Exhibit A                            List of Royal Insurer Affiliates

Exhibit B                            Form of Letter to Policyholders